UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 25, 2021

TENGASCO, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15555	87-0267438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 E. Maplewood Avenue, Suite 130, Greenwood Village CO 80111
(Address of Principal Executive Offices, Including Zip Code)
720-420-4460
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 25, 2021, Tengasco, Inc. (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”) in a virtual format only from the Company’s headquarters at 8000 E. Maplewood Ave., Greenwood Village, CO 80111. As discussed in Item 5.07 below, at the Special Meeting, the stockholders voted to approve and adopt the Riley Exploration Permian, Inc. 2021 Long Term Incentive Plan (the “Plan”). The principal terms of the Plan are described in the Company’s proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on February 2, 2021 (the “Proxy Statement”), which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also on February 25, 2021, the Company entered into Change in Control and Severance Agreements (“CIC Agreements”) with all of its employees, including Michael J. Rugen, the Company’s Chief Financial Officer and Interim Chief Executive Officer, and Cary V. Sorensen, the Company’s Vice President, General Counsel, and Corporate Secretary. The CIC Severance Agreements provide severance to employees whose employment is terminated by the Company without “cause” or by the employee with “good reason” at any time in the period beginning on the date of a change in control of the Company and ending twelve (12) months thereafter. The amount of severance pay for all employees (other than Mr. Rugen) is an amount equal to two weeks of base pay for each full completed year of service, plus a pro-rated number of weeks of base pay for any partially completed year of service, up to a maximum of 26 weeks of base pay. The amount of severance pay for Mr. Rugen is an amount equal to 26 weeks of base pay.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders voted on and approved proposals (the “Proposals”) (i) to approve and adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated October 21, 2020, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of January 20, 2021, by and among the Company, Antman Sub, LLC, and Riley Exploration – Permian, LLC and the transactions contemplated thereby, including the merger (the “Merger”) (the “Share Issuance Proposal”); (ii) to approve and adopt an amendment to the Company’s certificate of incorporation (the “Company’s Charter”) to increase the number of authorized shares of the Company’s common stock, par value $0.001 (the “Common Stock”), from 100 million to 240 million (the “Share Increase Proposal”); (iii) to approve and adopt an amendment to the Company’s Charter to change the corporate name of the Company from “Tengasco, Inc.” to “Riley Exploration Permian, Inc.” (the “Name Change Proposal”); (iv) to approve and adopt an amendment to the Company’s Charter to effect a reverse stock split of the Common Stock in a ratio of between one-for-eight and one-for-twelve (the “Reverse Split Proposal”); (v) to approve and adopt an amendment to the Company’s Charter to effect a waiver of corporate opportunities that could be owed to the Company by certain investment funds (the “Corporate Opportunities Proposal”); (vi) to approve and adopt an amendment to the Company’s Charter to effect a requirement that the holders of at least 66 2/3% in voting power of the outstanding shares of stock of the Company entitled to vote thereon are required to approve amendments to the Company’s Charter (the “Charter Amendments Provision Proposal”); (vii) to approve an amendment to the Company’s amended and restated bylaws (the “Company’s Bylaws”) to effect a requirement that the holders of at least 66 2/3% in voting power of the outstanding shares of stock of the Company entitled to vote thereon are required to approve amendments to the Company’s Bylaws after a certain date (the “Bylaws Amendments Provision Proposal”); (viii) to approve and adopt the Plan (the “Equity Plan Proposal”); (ix) to approve, on a non-binding advisory basis, the compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger (the “Compensation Proposal”); and (x) to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”).

There were 10,685,042 shares of Common Stock outstanding and entitled to vote on the record date for the Special Meeting. A total of 7,941,585 shares of Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting. The Company’s stockholders were asked to consider and act upon each of the Proposals.  On February 25, 2021, the independent inspector of elections for the Special Meeting, Continental Stock Transfer & Trust Company (“Continental”), delivered its final certified voting results for each of the proposals that were submitted to a vote at the Special Meeting. The final results of the stockholder vote on each proposal, as certified by Continental, were as follows:

PROPOSAL #1 — Approve and adopt the Share Issuance Proposal. The Company’s stockholders approved and adopted the Share Issuance Proposal.

For:	6,273,292
Against:	40,510
Abstain:	2,479
Broker Non-Votes:	1,625,304

PROPOSAL #2 — Approve and adopt the Share Increase Proposal. The Company’s stockholders approved and adopted the Share Increase Proposal.

For:	6,251,400
Against:	61,831
Abstain:	3,050
Broker Non-Votes:	1,625,304

PROPOSAL #3 — Approve and adopt the Name Change Proposal. The Company’s stockholders approved and adopted the Name Change Proposal.

For:	7,841,335
Against:	90,582
Abstain:	9,668
Broker Non-Votes:	---

PROPOSAL #4 — Approve and adopt the Reverse Split Proposal. The Company’s stockholders approved and adopted the Reverse Split Proposal.

For:	7,717,048
Against:	211,821
Abstain:	12,716
Broker Non-Votes:	---

PROPOSAL #5 — Approve and adopt the Corporate Opportunities Proposal. The Company’s stockholders approved and adopted the Corporate Opportunities Proposal.

For:	5,917,842
Against:	381,531
Abstain:	16,908
Broker Non-Votes:	1,625,304

PROPOSAL #6 — Approve and adopt the Charter Amendments Provision Proposal. The Company’s stockholders approved and adopted the Charter Amendments Provision Proposal.

For:	5,958,001
Against:	354,160
Abstain:	4,120
Broker Non-Votes:	1,625,304

PROPOSAL #7 — Approve the Bylaws Amendments Provision Proposal. The Company’s stockholders approved the Bylaws Amendments Provision Proposal.

For:	5,958,621
Against:	354,118
Abstain:	3,542
Broker Non-Votes:	1,625,304

PROPOSAL #8 — Approve and adopt the Equity Plan Proposal. The Company’s stockholders approved and adopted the Equity Plan Proposal.

For:	6,241,213
Against:	57,761
Abstain:	17,307
Broker Non-Votes:	1,625,304

PROPOSAL #9 — Approve, on a non-binding advisory basis, the Compensation Proposal. The Company’s stockholders approved, on a non-binding advisory basis, the Compensation Proposal.

For:	6,230,181
Against:	60,131
Abstain:	25,969
Broker Non-Votes:	1,625,304

PROPOSAL #10 — Approve the Adjournment Proposal. The Company’s stockholders approved the Adjournment Proposal.

For:	7,779,093
Against:	132,322
Abstain:	30,170
Broker Non-Votes:	---

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
10.1	Riley Exploration Permian, Inc. 2021 Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2021	TENGASCO, INC.

	By:	/s/ Michael J. Rugen
	Name:	Michael J. Rugen
	Title:	Chief Financial Officer and Interim Chief Executive Officer